Organization and Nature of Business	9 Months Ended
May 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Nature of Business

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

On April 28, 2015, Horizon Group Holding, Inc., a Florida corporation, entered into a Share Exchange Agreement (the “Agreement” or “Merger”) with BorrowMoney.com Inc., a New York Corporation (“BMNY”) pursuant to which BorrowMoney.com Inc., would become a wholly-owned subsidiary of Horizon Group Holding, Inc. The share exchange was accounted for as a reverse acquisition with BorrowMoney.com Inc., being treated as the acquiring company for accounting purposes. Pursuant to the agreement the Horizon Group Holding changed its name to BorrowMoney.com, Inc. (BMFL).

In connection with the Agreement, the Company acquired 100% of the issued shares of BMNY, Inc., in a share exchange where 10,000 shares of the Company were issued to the shareholders of BMNY in exchange for each share of BMNY for a total issuance of 20,000,000 common shares.

BMNY a wholly-owned subsidiary of the Company as a result of the Agreement was incorporated under the laws of the state of New York on August 9, 2010.

BorrowMoney.com, Inc.’s objective is to provide an internet based platform that can match mortgage and loan providers with prospective borrowers. The Company will offer to borrowers “screened lenders” and ensure the lenders trustworthiness and legitimacy. The Company intends to provide institutional lenders with innovative digital solutions by offering technologically advanced gathered leads through an exclusive proprietary platform. Planned principal operations have not yet commenced.